United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 4, 2009
Endeavour International Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-32212 (Commission file Number)	88-0448389 (I.R.S. Employer Identification No.)
1001 Fannin Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip code)
(713) 307-8700
Registrant’s telephone number, including area code
None
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act.
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Endeavour International Corporation
ITEM 2.02. Results of Operations and Financial Condition.
On August 4, 2009, we issued a press release with respect to our second quarter 2009 financial and operational results. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The press release contains measures (discussed below) that may be deemed non-GAAP financial measures as defined in Item. 10 of Regulation S-K under the Securities and Exchange Act of 1934 (the “Exchange Act”). The most directly comparable generally accepted accounting principles (GAAP) financial measures and information reconciling the GAAP and non-GAAP financial measures are also included in the press release.
In the press release, we refer to certain non-GAAP financial measures we call net income as adjusted, adjusted EBITDA and discretionary cash flow. Management believes these measures are key metrics for the Company and our ability to internally fund capital expenditures and service existing debt. Management believes these non-GAAP financial measures are useful information to investors because they exclude non-operating fluctuations in assets and liabilities and are widely used by professional research analysts in the valuation, comparison, rating and investment recommendations of companies within the oil and gas exploration and production industry. Discretionary cash flow should not be considered an alternative to net cash provided by operating activities or net income, as defined by GAAP.
In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item. 7.01. Regulation FD Disclosure.
The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.
In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Endeavour International Corporation
ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release dated August 4, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation
By:	/s/ Robert L. Thompson
Robert L. Thompson
Chief Accounting Officer
Date: August 4, 2009